EXHIBIT 10

                    STOCK EXCHANGE AGREEMENT


             THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is entered into on October 15, 2002 by and among Mortgage Professionals Lead Source, Inc., a Utah corporation ("MPLS"), Neuro Bioscience, Inc. a Delaware corporation ("NBI") and the NBI Owners ("Owners" as defined below). When all of the foregoing parties are collectively referenced in this Agreement they shall sometimes be designated as the "Parties".

                        R E C I T A L S:

          A. The NBI Owners own all of the issued and outstanding shares of capital stock of NBI, with the NBI Owners owning the number of shares of common stock of NBI set forth opposite their respective names on Exhibit A as attached hereto.

          B. MPLS, NBI and the Owners have determined that it is in their respective best interests to effect a transaction in which all issued and outstanding shares of NBI will be acquired by MPLS in exchange for shares of common stock of MPLS to be issued as described herein.

          D. The parties hereto intend that the share exchange shall qualify as a tax free reorganization within the meaning of the IRS Code.

          E. Shares to be issued and exchanged under the terms of
this   Agreement   shall   be  subject  to   certain   stipulated
restrictions   on   sale,  transfer  or  other   disposition   or
limitations as set-out in Article VI of this Agreement.

          NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, the parties hereto agree as follows:


                            ARTICLE I
                           DEFINITIONS

          Section 1.01. Definitions. As used in this Agreement, unless otherwise defined herein or unless the context otherwise requires, the following terms shall have the following meanings:

          "Agreement" means this Agreement and all exhibits hereto and all amendments, modifications, and supplements hereto.

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          "Balance Sheet Date" is December 31, 2001 for the  MPLS
audited statements and June 30, 2002 for the MPLS unaudited statements.

          "Board of Directors" shall mean the governing body of MPLS under Utah law, sometimes herein simply designated as the "Board" or the "Directors". Until the execution of this Agreement, the existing Board of the Company shall continue in office, upon execution those persons designated in Section 2.04(d) shall become the new Board.

          "Balance Sheet" is the audited and unaudited balance sheets of MPLS as of the foregoing Balance Sheet Date; and the unaudited Balance Sheet of NBI to be presented as soon after closing as possible.

          "Closing" shall mean the date and place where the parties formally exchange in person or by mail the shares and documents described in this Agreement and other undertakings or commitments as specifically set-out herein. The closing shall
occur  at  the  offices  of                            Julian  D.
Jensen, P.C. of 311 South State Street, Suite 380, Salt Lake City, Utah 84111, at 10:00 a.m. on October 15, 2002, unless the parties mutually agree to another date or place of closing in writing attached to this Agreement.

          "Company" shall mean MPLS or its successor.

          "GAAP" has the meaning specified in Section 3.12(b) hereof.

          "IRS" means the Internal Revenue Service.

          "MPLS/Neuro" when used generally herein shall mean the MPLS entity after the share exchange, but before the formal filing of Articles of Amendment changing its name to NBI
Bioscience (NBI ).

          "MPLS/NBI" shall be an acronym which stands for the corporation Mortgage Professionals Lead Source, Inc. After the closing of this Agreement and acquisition of NBI, but before the formal name change of the acquiring company to Neuro Bioscience, Inc.

          "Owners" shall mean all owners of Neuro Bioscience common stock, $0.001 par value of Neuro Bioscience who are signatories to this Agreement, and whose names and addresses are set-out in Exhibit A attached hereto.

          "Parent Corporation" shall mean the MPLS entities both before and after its name change to NBI Bioscience

          "SEC" means the United States Securities and Exchange
Commission.

          "Securities Act" has the meaning specified in Section
4.03 hereof.

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          "Taxable  Period" means any taxable year or  any  other
period that is treated as a taxable year with respect to which any Tax may be imposed under any applicable statute, rule, or regulation.

          "Tax   Return"  means  any  report,  return,  or  other
information required to be supplied to a taxing authority in connection with Taxes.

          "Taxes" means all taxes, charges, fees, levies, or other assessments, including, without limitation, income, gross receipts, excise, real and personal property, sales, use, stamp, transfer, license, payroll, franchise, Social Security, unemployment and withholding taxes imposed or required to be withheld by the United States or any state, local, or foreign government or subdivision or agency thereof, and such term shall include any interest, penalties or additions to tax.

          Section 1.02.  Accounting Terms.  All accounting terms
not specifically defined herein shall be construed in accordance with GAAP.


                           ARTICLE II
                  THE SHARE EXCHANGE AT CLOSING

          Section 2.01.  The Share Exchange.

(a) Upon the terms and subject to the conditions of this Agreement, and in accordance with the Corporation Law of the State of Utah (the "Utah Act"), the parties hereto shall effect the following stock exchange as provided herein at closing:

(b) In consideration of the mutual terms, covenants and conditions contained herein, MPLS will at closing assign, transfer, and convey to each NBI Owner that number of restricted shares of common stock, no par value, of MPLS set opposite each Shareholder's name on Exhibit A (the "MPLS Shares"). At closing, the MPLS Shares will be delivered by MPLS to the Chairman of NBI for the benefit of each NBI Owner. The Chairman of NBI thereafter will distribute the MPLS Shares to each NBI Owner. The shares will be only issued and fully negotiable subject only to the standard restrictive legend.

(c) In consideration of the mutual terms, covenants and conditions contained herein, NBI will, at closing, assign, transfer and convey to MPLS all of the issued and outstanding shares of NBI. NBI further covenants and warrants that those shares are specifically described and set-out in the attached and incorporated Exhibit A to this Agreement. NBI represents and warrants to MPLS that such shares will be duly issued, subscribed and fully negotiable, except for standard and customary restrictive stock legend as unregistered shares. NBI represents


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that  the total aggregate number of such shares is 5,080,000  and that there are no other stock purchase rights, warrants or other stock entitlements which exist or would increase the issued and outstanding number of shares.

          Section  2.02.  Closing Procedures..   Subject  to  the
terms and conditions of this Agreement and concurrent with the closing:

          (a)       NBI  and the NBI Owners shall deliver to MPLS
the   documents and instruments to be delivered under Article  IX hereof.

          (b) Neuro shall deliver to MPLS the NBI shares listed on schedule A.

          (c)         MPLS  shall  deliver  to  the  NBI   Owners
9,000,000 MPLS Shares.

          (d) MPLS shall deliver to NBI certificates, and other documents and instruments to be delivered under Article
VIII hereof.

          (e) The existing Board of Directors of MPLS will appoint three members to the Board of MPLS as directed by NBI, and immediately thereafter resign in their respective Board capacity.

          (f) The existing officers of MPLS shall resign in their respective capacities.

          (g) MPLS will deliver to NBI all contracts, commitments, books, records and other information including Tax
Returns filed and those in preparation and any tax related agreements) records of MPLS in original form, if any.

          (h) MPLS will prepare a proxy and hold a meeting to have the shareholders ratify and approve the Agreement and the transactions contemplated herein.

          (i) NBI shall produce evidence of an existing line of credit in an amount not less than one million dollars from SCO Capital LLC, and/or Jano Holdings Limited.

          (j) NBI will produce at closing a placement agreement from Axcel Capital Partners and/or SCO Financial Group for a minimum offering of five million dollars at not less than $1.00/share.

          Section  2.04.   Results of Share Exchange.   When  the
share exchange has been fully consummated and implemented, the following results or status to the parties shall be extant:

          (a)       NBI will be a wholly owned operating
subsidiary of MPLS.

          (b) The Certificate of Incorporation of MPLS shall be amended to provide that Article I of the Certificate of


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Incorporation shall read in its entirety as follows:  The name of the corporation is "Neuro Bioscience, Inc." The Certificate of Incorporation of the current NBI will be amended pursuant to shareholder ratification to reflect a name change to "Neuro Bioscience Operating Company", or some reasonable derivation to
distinguish  the  parent  and  subsidiary.  MPLS/NBI  will   file
appropriate Articles of Share Exchange under Utah law.

          (c) The Bylaws of MPLS, as in effect immediately prior to the closing, shall be the Bylaws of the Surviving
Corporation; but subject to amendment.

          (d) The persons nominated below shall be appointed at closing and proposed for election to the shareholders of MPLS as a new Board of Directors. The Directors named below shall immediately upon appointment and following closing hold an organizational meeting of the Board to, inter alia, appoint new officers for MPLS:

          1.   Lee Cole                 3.    Alan  Bowen

          2.   Jeff Davis

          (e) The current officers of MPLS at closing shall resign and new officers will be appointed by the newly elected board of directors set forth in 2.04(d) above.

          (f) The Company will relocate all operations to the business facilities currently operated by NBI and MPLS/NBI will assume those business operations as its current business and purpose.

          (g) The outstanding shares after closing of this share exchange shall be as follows:

      (i)    Public Float                          109,300   shares
      (ii)   Original MPLS shareholders            510,000   shares
      (iii)  S-8 Shares                            450,000   shares
      (iv)   NBI Founders and Affiliates         9,000,000   shares

            Total issued and outstanding shares 10,069,300   shares

            There are no other shares, options or rights outstanding, or convertible into, exchangeable for, or exercisable to acquire, any shares of capital stock of the Company, or any agreements or undertakings to issue the same, whether at the time of closing or otherwise.

          Section 2.05. Taking Necessary Action; Further Action. NBI and MPLS, respectively, each shall use their reasonable efforts to take all such action as may be necessary or appropriate to effectuate the share exchange under the Utah Act at the time specified in Section 2.02 hereof. If, at any time after the execution hereof, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest MPLS/NBI with full right, title and possession to all sharehold interest in NBI , the officers of the Company are fully authorized in the name of NBI and MPLS, or otherwise, to take, and shall take, all such lawful and necessary actions.

          Section 2.06. Expenses. MPLS, NBI and the Owners shall each pay their respective expenses incurred in connection with the negotiation, execution, closing, and performance of this Agreement and all other agreements contemplated hereby, in each case regardless of whether the closing occurs. Without limitation of the foregoing, any stock transfer taxes payable in connection with the stock exchange shall be the responsibility of, and shall be paid by, the new beneficial owner of such shares.

          Section  2.07.  Restricted Securities.  All parties  to
this Agreement acknowledge that the shares exchanged or issued will be restricted securities and are not currently subject to registration rights.



                           ARTICLE III
             REPRESENTATIONS AND WARRANTIES OF MPLS

          MPLS hereby represents and warrants to NBI  and the NBI
Owners as follows:

          Section 3.01. Corporate Organization. MPLS is a corporation duly organized, validly existing, and in good standing under the laws of Utah and has the corporate power and authority to acquire all material governmental licenses, authorizations, permits, consents and approvals required to own, license or lease and operate properties or to conduct business. MPLS presently has no active business other than to merge with a target company.

          Section   3.02.   Due  Qualification.   MPLS  is   duly
qualified to do business and is in good standing under the laws of each jurisdiction in which the nature of its business or of the properties owned or leased by it makes such qualification necessary, except where the failure to be so qualified would not have, either alone or together with all such failures, a material adverse effect on the assets, business, results of operations or financial condition of MPLS. It being further understood by the Parties that MPLS does not have any current operating business, nor is it subject to registration in any jurisdiction other than Utah.

          Section 3.03. Corporate Documentation. (a) Copies of the articles of incorporation and by-laws (or applicable organizational documents) and all amendments thereto, of MPLS heretofore delivered to NBI , as existing, are complete and correct; (b) the existing minute books of MPLS are complete and reflect all proceedings (including actions taken by written consent) of the stockholders, partners and directors and all committees thereof of MPLS in all material respects, subject to the limitations set-out above; (c) the transfer records with respect to capital stock and other equity or ownership interests are complete and accurately reflect all transactions in the shares of capital stock and other equity or ownership interests of MPLS. A complete and correct copy of the resolutions to be duly adopted by the stockholders of MPLS at a meeting, will be provided to and approved by NBI , which resolutions shall approve and adopt this Agreement, and approve the stock exchange , in accordance with the provisions of the Utah Act. Following adoption by the stockholders of MPLS, such resolutions will not be amended, modified, rescinded or superseded and will remain in full force and effect after their adoption through the consummation of the transactions contemplated hereby; and (d) NBI and the NBI Owners further understand and agree to be bound by all provisions and results of the "dissenting shareholder rights" which must be provided the MPLS shareholders under Utah law to ratify this stock exchange .

          Section 3.04.  Capitalization of MPLS.

          (a) The entire authorized capital stock of MPLS consists of Fifty Million shares of common stock, no par value, of which 619,300 shares are presently validly issued and outstanding. In addition, (i) other than as provided in this Agreement, there are no warrants, rights, options, conversion privileges, stock purchase plans or other agreements or undertakings which obligates MPLS now or upon the occurrence of some future event to issue additional shares of capital stock;
(ii) there are no restrictions on the transfer of shares of capital stock of MPLS other than those imposed by relevant state and federal securities laws, and (iii) no holder of any security of MPLS is entitled to any preemptive or similar statutory or contractual rights, either arising pursuant to an agreement or instrument to which MPLS is a party or which are otherwise binding on Purchaser.

          (b) The MPLS Shares are duly authorized and validly issued, fully paid and non-assessable, and have not been issued in violation of any preemptive rights, and will be free and clear of all liens, claims and encumbrances, charges, security interests, stockholder's agreements and voting trusts.

          Section 3.05. Authority; Binding Effect. Subject to shareholder approval and/or ratification, MPLS has the right, power, authority, and capacity to execute and deliver this Agreement and all other agreements contemplated hereby, to perform the obligations hereunder and thereunder on its part to be performed and to consummate the transactions herewith. The execution and delivery by MPLS of this Agreement and all other agreements and documents contemplated hereby and the performance by MPLS of all obligations on its part to be performed hereunder and thereunder have been duly approved by all necessary corporate and other action by MPLS. This Agreement constitutes, and when duly executed and delivered, all other agreements contemplated hereby will constitute, the legal, valid, and binding obligation of MPLS, enforceable against MPLS in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting creditors' rights generally and to general equity principles whether such enforceability is considered in a proceeding at law or in equity.

          Section 3.06. No Creation of Violation, Default, Breach or Encumbrance. The execution, delivery and performance of this Agreement by MPLS and the consummation by MPLS of the transactions contemplated hereby through an anticipated shareholder ratification will not: (a) violate (1) any statute, rule or regulation to which MPLS is subject, or (2) any order, writ, injunction, decree, judgment or ruling of any court, administrative agency or governmental body to which is subject,
(b) conflict with or violate any provision of the articles of incorporation or by-laws of MPLS, or (c) require the consent of any party or constitute a default under, violate, conflict with, breach or give rise to any right of termination, cancellation or acceleration of, or to a loss of benefit to which MPLS is entitled, under (1) any mortgage, indenture, note or other instrument or obligation for the payment of money or any contract, agreement, lease or license to which MPLS is a party, or (2) any governmental licenses, authorizations, permits, consents or approvals required for MPLS to own, license or lease and operate its properties or to conduct its business as presently conducted by it.

          Section 3.07. No Present Default. All contracts, agreements, leases and licenses to which MPLS is a party are valid and in full force and effect and constitute legal, valid and binding obligations of MPLS. MPLS has disclosed, and NBI accepts, that MPLS has no license or contract rights or obligations, or any asset or interest of value, except for the modest cash balances carried on the books of MPLS.

          Section 3.08. Compliance With Law. To the best knowledge and belief of MPLS, its officers, directors, and agents, MPLS is not in violation of, or since inception has violated, any applicable domestic or foreign law, rule or regulation (excluding violations of traffic laws), or any order, writ, injunction or decree of any domestic or foreign court, administrative agency, governmental body or arbitration tribunal, to which it or any of its properties or assets is subject.

          Section 3.09. Governmental Approvals and Filings. No consent, approval or authorization of, or notice to, declaration, filing or registration with, any domestic or foreign governmental or regulatory authority on the part of MPLS is required in connection with the execution, delivery and performance of this Agreement.

          Section 3.10.  Real Property.  MPLS owns no real
property.

          Section 3.11. Personal Property. MPLS is in possession of and has good and valid title to all personal property and assets reflected on the Balance Sheet or acquired after the Balance Sheet Date, subject to no adverse claims or restrictions on transfer. There are no outstanding options or rights granted by MPLS to any third person to acquire any such personal property or any interest in them and, there are no outstanding options or rights granted by any third party to acquire any such personal property or any interest in them. MPLS has represented, and NBI accepts, that MPLS has no personal property or other tangible or intangible assets or interests, except as to the software to be assigned in accordance with
Article X of this Agreement.

          Section 3.12.  Financial Statements.

          (a) MPLS will deliver to NBI , prior to closing and as a condition to closing, the audited balance sheets of MPLS as of December 31, 2001 and unaudited balance sheet as of June 30, 2002; and the related audited statements of operations, stockholders' equity and cash flows for the periods then ended, and the notes thereto, together with the report of Hansen, Barnett & Maxwell, independent certified public accountants, thereon.

          (b)        The  financial  statements  referred  to  in
Section 3.12(a) above fairly and accurately present in all material respects the consolidated financial position, results of operations, stockholders' equity and cash flows of MPLS as of the relevant date thereof and for the periods covered thereby have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied.

          (c) Except as set forth in the Balance Sheet, or in the exhibits hereto, MPLS has no liabilities or obligations, direct or contingent, accrued or otherwise, of a nature customarily reflected in financial statements in accordance with GAAP. MPLS further agrees to account for and discharge all remaining obligations accrued before or after June 30, 2002.

          Section  3.13.   Patents,  Trademarks.  Service  Marks.
Trade  Names.  Copyrights.   MPLS does  not  own  any  registered
patents, trademarks, service marks, trade names or copyrights.

          Section  3.14.  Contracts, Agreements and  Obligations.
MPLS is not a party to or is in any way obligated under or subject to:

          (a) Any contract or agreement, whether written or oral, with any officer or employee or shareholder of MPLS;

          (b) Any license, franchise or similar agreement, whether written or oral;

          (c) Any collective bargaining or other labor or union contract or agreement, whether written or oral;

          (d) Any note, bond, indenture or agreement, whether written or oral, to borrow money or any agreement of guarantee or indemnification, whether written or oral;

          (e)        Any agreement or outstanding purchase order,
whether   written  or  oral,  relating  to  capital  expenditures
involving total payments of more than $1,000.00, individually or in the aggregate.

          (f) Any other agreement, lease, arrangement or understanding, whether written or oral, which MPLS is a party or by which any of its assets are legally bound, except final accounting and legal service fees to be paid and discharged by MPLS from its capital reserves prior to execution hereof.

          Section  3.l5.  Insurance.  MPLS does not maintain  any
insurance policies.

          Section 3.16. Absence of Certain Changes. Since the Balance Sheet Date, there has not been: (a) any reduction, loss, change, physical damage, or destruction in excess of $1,000 to any asset or property of MPLS, except for the assignment of the Prosource software as provided herein; (b) any declaration, setting aside or payment of any dividend, or any distribution, in respect of shares of capital stock or other equity or ownership interests of MPLS, or any redemption, purchase or other acquisition  of  any  of such shares of capital  stock  or  other securities  of, or other equity or ownership interests  in  MPLS;
(c) any increase in the compensation payable or to become payable by MPLS to any of its respective directors, officers or employees; (d) any change in the authorized and unissued capital stock or other equity or ownership interest of MPLS or any grant of options, warrants or other rights or convertible or exchangeable securities calling for the issuance thereof; (e) any payment by MPLS direct or indirect, of any material liability before the same becomes due in accordance with its terms or otherwise than in the ordinary course of its business; (f) any sale or transfer of, or agreement to sell or transfer, any assets of MPLS; (g) any change in any accounting principle or practice of MPLS or any change in the MPLS's business practices; (h) any event, occurrence, development, state of facts or change in the business which has had, either alone or together with all such events, occurrences, developments, states of facts or changes, a material adverse effect on the assets, business, results of operations, affairs, prospects or financial condition of MPLS; or
(i) any liability or obligation incurred or created on the part of MPLS or any creation or assumption by of MPLS any lien, claim or encumbrance on any asset of MPLS.

          Section 3.17. Certain Tax Matters. As of the date hereof, or prior to closing and as a condition to closing, the most current Tax Return required to be filed with respect to MPLS for the Taxable Period ending on or before the date hereof has been or will be timely filed, and the independent auditors for MPLS will have determined that only the most current returns need be filed as they become due. All currently filed Tax Returns or
Return: (a) were prepared in the manner required by applicable law; (b) are true, correct, and complete in all respects; and (c) reflect the liability for Taxes of MPLS. All Taxes shown to be payable on such Tax Returns, and all assessments of Taxes made against MPLS with respect to such Tax Returns, have been paid when due. No adjustment in such Tax Returns has been proposed formally or informally by any taxing authority and no basis exists for any such adjustment. Except for liens for real and personal property Taxes that are not yet due and payable, there are no liens for any Tax upon any asset of the Company.

          Section 3.18. No Litigation, Proceeding or Inquiry. To the best knowledge and belief of MPLS, its officers, directors or agents, there is no suit, action, claim or other legal, administrative or arbitration proceeding (including a "stop order") pending or, threatened before any court or governmental commission, bureau or other regulatory authority (including the
SEC), and there is no investigation or inquiry by any administrative agency or governmental body pending or threatened, nor are there any existing judgments, orders or decrees: (a) against MPLS; or (b) which challenges the validity or propriety of, or seeks to prevent, alter or delay, the transactions contemplated by this Agreement.

          Section  3.19.  Employee Benefit Plans; Labor  Matters.
MPLS has no employees and no employee benefit plans.

          Section 3.20. Brokers and Finders. Except for the consideration payable to Olympic as provided herein, no broker or finder has acted for MPLS in connection with this Agreement and the transactions contemplated hereby; and no broker or finder is entitled to receive any shares of the Surviving Corporation in such capacity, is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on any agreement, arrangement or understanding made by MPLS.

          Section 3.21. Information Supplied by and MPLS. Neither this Agreement nor any document referenced herein, nor any certificate, statement or memorandum furnished pursuant to this Agreement or in connection herewith by or on behalf of MPLS contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

          Section 3.22. SEC Filings; Financial Statements. MPLS has delivered in the form filed with the SEC, its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and the 10-Q reports and unaudited financials for the quarters ending March 31, 2002 and June 30, 2002 (the "MPLS SEC Reports"). The MPLS SEC Reports do not at the time they were filed (or if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                           ARTICLE IV
        REPRESENTATIONS AND WARRANTIES OF THE NBI OWNERS

          Each of the NBI Owners, individually but not jointly, represents and warrants to MPLS and the MPLS Owners as follows:

          Section 4.01. Authority; Binding Effect. Each NBI Owner has the right, power, authority, and capacity to execute and deliver this Agreement and all other agreements contemplated hereby, to perform the obligations hereunder and thereunder on its part to be performed and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each NBI Owner of this Agreement and all other agreements and documents contemplated hereby and the performance by each NBI
Owner of all obligations on its part to be performed hereunder and thereunder have been duly approved by all necessary corporate, if any, and other action by each NBI Owner. This Agreement constitutes, and when duly executed and delivered, all other agreements contemplated hereby to be executed and delivered by each NBI Owner will constitute, the legal, valid, and binding obligation of such NBI Owner, enforceable against such NBI Owner in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting creditors' rights generally and to general equity principles (whether such enforceability is considered in a proceeding at law or in equity).

          Section 4.02. No Creation of Violation. The execution, delivery and performance of this Agreement by each NBI Owner does not, and the consummation by each NBI Owner of the transactions contemplated hereby will not: (a) violate (1) any statute, rule or regulation to which any NBI Owner is subject, or
(2) any order, writ, injunction, decree, judgment or ruling of any court, administrative agency or governmental body to which any NBI Owner is subject, or (b) require the consent of any party.

          Section 4.03. Offering Exemptions. The NBI Owners each understand that the shares of MPLS Stock to be acquired hereunder as a result of the stock exchange are being issued by MPLS without registration under the Securities Act of 1933, as amended (the "Securities Act") and without qualification and/or registration under other applicable securities laws, and that the shares of MPLS Stock are being issued pursuant to specific claimed exemptions from registration and/or qualification contained in the Securities Act and in applicable state securities laws. The respective NBI Owners each understand that the foregoing exemptions depend upon, among other things, the bona fide nature of each such NBI Owner's intent as expressed herein and the accuracy of each such NBI Owner's representations. The respective NBI Owners each understand that the foregoing exemptions exempt only the issuance of the MPLS Stock by MPLS to such NBI Owners and not any sale or disposition of MPLS Stock, or any interest in MPLS Stock, by any NBI Owner. The respective NBI Owners each understand that the shares of MPLS Stock must be held indefinitely unless subsequently registered and/or qualified under the Securities Act and applicable state securities laws or unless exemptions from such registration and/or qualification are available for a proposed disposition of MPLS Stock by such NBI Owner. Until that time, the respective NBI Owners each understand that each certificate evidencing shares of MPLS Stock to be acquired as a result of the stock exchange shall bear a legend substantially to the effect that the shares represented by the certificate have not been registered under the Securities Act or any state securities laws and may not be offered or sold except in compliance therewith.

          Section 4.04. Acquisition for Investment. Each NBI Owner is acquiring the respective shares of MPLS Shares for investment for such respective NBI Owner's own account and not with a view to or with any present intention to offer, sell, or distribute in connection with any distribution or resale thereof.

          Section 4.05. Information. Experience, and Ability to Bear Risk. Each respective NBI Owner acknowledges receipt of all the information requested from MPLS and considered by such respective NBI Owner to be necessary or appropriate for deciding whether to acquire the shares of MPLS Shares to be acquired hereunder, including, without limitation, the MPLS SEC Reports. Each respective NBI Owner is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act or, alone or together with a purchaser representative, has such knowledge and experience in financial and business matters to enable such NBI Owner to be capable of evaluating the merits and risks of exchanging his, her or its NBI shares for the respective MPLS Shares and such NBI Owner is able to bear the economic risk of, such NBI Owner's acquisition of such shares of MPLS Shares pursuant to this Agreement. The respective NBI Owners have been afforded the opportunity to ask questions and receive answers regarding the terms and conditions of the acquisition of such MPLS Shares.

          Section 4.06. Brokers and Finders. No broker or finder has acted for the respective NBI Owners or NBI in connection with this Agreement and the transactions contemplated hereby; and no broker or finder is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on any agreement, arrangement or understanding made by the respective NBI Owners or NBI .

          Section 4.07. Information Supplied by the NBI Owners. Neither this Agreement nor any document referenced herein, nor any certificate, statement or memorandum furnished pursuant to this Agreement or in connection herewith by or on behalf of the respective NBI Owners contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.



                            ARTICLE V
              REPRESENTATIONS AND WARRANTIES OF NBI

          NBI  represents and warrants to MPLS as follows:


          Section 5.01. Corporate Organization; Corporate Documentation. NBI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority and all material governmental licenses, authorizations, permits, consents and approvals required to own, license or lease and operate its properties and to conduct its business as presently conducted by it.

          Section 5.02. Corporate Authority: Binding Effect. NBI has the corporate power and authority to execute and deliver this Agreement and all other agreements contemplated hereby, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by NBI of this Agreement and all other agreements and documents contemplated hereby and the performance by NBI of all obligations on its part to be performed hereunder and thereunder have been duly approved by all necessary corporate action by NBI . This Agreement constitutes, and when duly executed and delivered by NBI all other agreements contemplated hereby will constitute, the legal, valid and binding obligation of NBI , enforceable against NBI , in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and to general equity principles (whether such enforceability is considered in a proceeding at law or in equity).

          Section 5.03. No Creation of Violation, Default, Breach or Encumbrance. The execution and delivery by NBI of this Agreement do not, and the consummation by NBI of the transactions contemplated hereby will not: (a) conflict with or violate any provision of the certificate of incorporation or by-laws of NBI ; (b) result in the breach of or constitute a default under any material contract, agreement, lease, license, mortgage, indenture, note or other instrument or obligation to which NBI is a party, which could adversely affect the ability of NBI to consummate the transactions contemplated by this Agreement; or
(c) violate (1) any statute, rule or regulation to which NBI is subject, or (2) any order, writ, injunction, decree, judgment or ruling of any court, administrative agency or governmental body to which NBI is subject.

          Section 5.04. No Litigation, Proceeding or Inquiry. There is no suit, action, claim or other legal, administrative or arbitration proceeding pending or, to NBI 's knowledge, threatened before any court or governmental commission, bureau or other regulatory authority, and, to NBI 's knowledge, there is no investigation or inquiry by any administrative agency or governmental body pending or threatened, nor are there any existing judgments, orders or decrees which challenges the validity or propriety of, or seeks to prevent, alter or delay, the transactions contemplated by this Agreement.

          Section 5.05. Governmental Approvals and Filings. No consent, approval or authorization of, or notice to, declaration, filing or registration with, any governmental or regulatory authority on the part of NBI is required in connection with the execution, delivery and performance of this Agreement.

          Section 5.06.  Capitalization of NBI .

          (a) The entire authorized capital stock of NBI consists of 5,080,000 shares of common stock, $0.001 par value, of which 5,080,000 shares are presently validly issued and outstanding. In addition, (i) there are no warrants, rights, options, conversion privileges, stock purchase plans or other agreements or undertakings which obligates NBI now or upon the occurrence of some future event to issue additional shares of capital stock, (ii) there are no restrictions on the transfer of shares of capital stock of NBI other than those imposed by relevant state and federal securities laws, and (iii) no holder of any security of NBI is entitled to any preemptive or similar statutory or contractual rights, either arising pursuant to an agreement or instrument to which NBI is a party or which are otherwise binding on Purchaser.

          (b) The NBI shares are duly authorized and validly issued, fully paid and non-assessable, and have not been issued in violation of any preemptive rights, and will be free and clear of all liens, claims and encumbrances, charges, security interests, stockholder's agreements and voting trusts.

          Section 5.07 Pharmaceutical Products and Technology. NBI represents and warrants to MPLS, as a term and condition of this Agreement, that it has not less than five developmental stage pharmaceutical products or drugs all having some relationship to treatment of symptoms or conditions of the human central nervous system. None of these products, at present, are commercially developed and no warranty or representation is made or implied that they can be successfully completed or marketed, or that they will receive FDA approval.

          Section 5.08 Audit Undertaking of NBI. NBI undertakes to MPLS, as a necessary term and condition of this Agreement, that they will complete within the next ninety days audits of their existing operational history in accordance with standard GAAP auditing standards and procedures and also in conformity with auditing standards required for becoming a reporting company under the Securities and Exchange Act of 1934 and that they will timely complete and file all subsequent required consolidated financial statements as a Reporting Company under such act.



                           ARTICLE VI
         STIPULATED STOCK LIMITATIONS AND TRADING RIGHTS

          Section 6.01. MPLS S-8 Shares and Leak-Out Provisions. It is understood and agreed that MPLS shall, prior to closing, file an S-8 Registration Statement for 450,000 shares of its common stock to various consultants or agents that provided actual services to the company prior to or related to this reorganization. Such shares shall be issued to those individuals as registered shares, but subject to certain leak-out limitations and provisions as provided by this section. It is further agreed and understood that as to the shares subject to this section (S-8 shares) that as to these leak-out shares none of the persons receiving such shares shall sell, assign or transfer any interest, by option or otherwise, in such shares until 60 days after the closing of the Company's initial financing; and, thereafter, shall not sell or assign in any public transaction where the aggregate volume of such shares traded in any quarter commencing January 1, 2003 would exceed 2% of the then issued and outstanding shares of the company. The shares subject to this leak-out provision shall evidence such undertaking by the owners of such shares in a separate subscription agreement for such shares and appropriate notice as to the restrictions on trading of such shares shall be given to the transfer agent, but no other limitation or restriction shall appear on the certificate. Each shareholder subject to this paragraph will agree in this subscription to be fully and completely liable for any breach of these leak-out provisions to MPLS/NBI. The leak out covenant will expire on January 1st, 2005 and all remaining S-8 shares will be released.

          Section 6.02. Conditional Adjustment of MPLS Owners Shares After Closing. In the event that MPLS/NBI has not completed subsequent initial financing in an amount not less than 5 million dollars within sixty business days from the close of this Agreement, then MPLS/NBI will cause to be issued to Belsen Getty, LLC, Gregory Willits, Michael Christensen, Sherman Tingey, as the initial MPLS founders a warrant to each of them, which warrant shall in the aggregate allow them to acquire 5% of the current and outstanding shares of MPLS/NBI as of the date such warrants were issued under the terms of this section and with a strike price of 75% of the market price of the shares for the trailing 30 day average bid price. The warrants aggregating 5% in total shall be allocated among the foregoing individuals in the following percentages: 70% to Belsen Getty, LLC, 30%
allocated equally among the other 3 founders. In the event of the issuance of the warrants under this section, the foregoing warrant recipients shall also be entitled to designate and appoint to the Board of Directors of MPLS/NBI two additional members and the Board will be expanded by the existing directors of MPLS/NBI as necessary to accommodate the appointment of such directors.

"Market Price" as stated in this section shall mean the closing price for the Company's common stock on such date as quoted on any regulated securities market, electronic bulletin board, "pink sheet" market, or other third party market, including the National Association Securities Dealers, Inc.'s OTCBB market, if any, however, if the common stock of the Company was not traded on such date, then on the last trade date.


                           ARTICLE VII
                     COVENANTS OF THE PARTIES


          Section 7.01. Further Assurances. Consistent with the terms and conditions hereof, each party hereto will execute and deliver such other instruments and take such other action as any other party hereto may reasonably require in order to carry out this Agreement and the transactions contemplated hereby.

          Section 7.02. Acknowledgments by MPLS and MPLS Owners. MPLS and the MPLS Owners hereby acknowledge, confirm, and agree that (i) NBI is a start-up entity and significant risks exists with respect to the proposed business of NBI , and (ii) none of the following have ever been represented, guaranteed, or warranted to any of MPLS or the MPLS Owners by NBI , the NBI Owners, or any of their affiliates, agents, or employees or by any other person, expressly or by implication: (a) the approximate or exact length of time that he/she will be required to remain an owner of the MPLS shares, (b) value of the MPLS shares to be realized at any time, or (c) the amount of profit to be realized at any time from the MPLS shares.



                          ARTICLE VIII
              CONDITIONS TO THE OBLIGATIONS OF NBI

          The obligations of NBI under this Agreement to consummate the stock exchange and take the other actions contemplated herein shall be subject to the satisfaction, on or prior to the date hereof, of each of the following conditions, each of which may be waived by NBI as provided herein except as otherwise provided by law:

          Section 8.01. MPLS's Certifications. The representations and warranties of MPLS contained in this Agreement shall have been true and correct as of the date hereof and each of the agreements or obligations of MPLS to be performed on or before the date hereof pursuant to the terms hereof have been performed and complied with in all material respects.

          Section 8.02. Authorization of Transactions. All corporate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by MPLS shall have been duly and validly taken in a manner reasonably satisfactory to NBI and its counsel.

          Section 8.03. No Injunctions, etc. MPLS shall not be subject to any rule, regulation, order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the stock exchange , or the issuance of MPLS Stock.

          Section 8.04. No Litigation. No litigation or proceeding shall have been instituted or, to the parties' knowledge, threatened after the date of this Agreement by any governmental agency or other person or entity seeking to restrain or prohibit the performance of, or to obtain damages or other relief in conjunction with, this Agreement or any of the transactions contemplated hereby that: (a) has a reasonable possibility of success on the merits; and (b) if decided in favor of the agency, person or entity who instituted the same, would have a material adverse effect on MPLS.

          Section 8.05. No Material Changes. MPLS will warrant and represent as of the date hereof that there have been no material changes in MPLS since the Letter of Intent; to include, though not limited to, entering into any agreement for sale or disposition of assets, merger, funding other than that described in this Agreement, indebtedness, change or commitment to change management, material adverse accounting events or change of reporting litigation, or like acts of reorganization or adverse events.



                           ARTICLE IX
              CONDITIONS TO THE OBLIGATIONS OF MPLS

          The obligations of MPLS under this Agreement to consummate the stock exchange and take the other actions contemplated herein shall be subject to the satisfaction, on or prior to the date hereof, of each of the following conditions, each of which may be waived by MPLS as provided herein except as otherwise provided by law:

          Section 9.01. Buyer's Certification. The representations and warranties of NBI contained in this Agreement shall have been true and correct as of the date hereof and each of the agreements or obligations of NBI to be performed on or before the date hereof pursuant to the terms hereof have been performed and complied with in all material respects.

          Section 9.02. Authorization of Transactions. All corporate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by NBI shall have been duly and validly taken in a manner reasonably satisfactory to MPLS and its counsel.

          Section 9.03. No Injunctions. etc. NBI shall not be subject to any rule, regulation, order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the Reverse Acquisition.

          Section 9.04. No Litigation. No litigation or proceeding shall have been instituted or, to the parties' knowledge, threatened after the date of this Agreement by any governmental agency or other person or entity seeking to restrain or prohibit the performance of, or to obtain damages or other relief in conjunction with, this Agreement or any of the transactions contemplated hereby that: (a) has a reasonable possibility of success on the merits; and (b) if decided in favor of the agency, person or entity who instituted the same, would have a material adverse effect on MPLS or NBI .

          Section 9.05. No Material Changes. NBI will warrant and represent as of the date hereof that there have been no material changes in NBI since the Letter of Intent; to include, though not limited to, entering into any agreement for sale or disposition of assets, merger, funding other than that described in this Agreement, indebtedness, change or commitment to change management, material adverse accounting events or change of reporting litigation, or like acts of reorganization or adverse events.



                            ARTICLE X
                          MISCELLANEOUS

          Section 10.01.  Headings.  The descriptive headings  of
the Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          Section 10.02. Notices. Any notices or other communications required or permitted hereunder shall be given in writing and shall be delivered personally, sent by certified or registered mail, return receipt requested and postage prepaid, or sent by nationally recognized overnight delivery service to the address set forth below:


          If to NBI :    Andrew Cosentino
                         Piper Marbury LLC
                         29th Floor

                         1251 Avenue of the Americas
                         New York, NY   10020

          If to the NBI  At their respective address
                         set forth on
          Owners         Exhibit A.

          If to MPLS:    Mr. Gregory Willits
                         959 East Akers Way
                         Sandy, UT   84094

Or such other address as shall be furnished in writing by such party, and any such notice or communications shall be effective and be deemed to have been given only upon its delivery in accordance with this Section. Notice shall be deemed given, received, and effective on: (i) if given by courier service, the date of actual receipt by the receiving party, or if delivery is refused on the date delivery was first attempted; or (ii) if given by certified mail, the earlier of; the date received, or the third day after being posted with the United States Postal Service. Any person entitled to notice or a copy of notice may change any address to which notice or a copy of notice is to be given to it by giving notice of such change of address as provided in this Section. The inability to deliver notice because of changed address for which no notice was given shall be deemed to be receipt of the notice as of the date such attempt was first made.

          Section 10.03. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, legal representatives and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except as otherwise provided herein.

          Section 10.04. Complete Agreement. This Agreement and specifically referenced documents contain the entire understanding of the parties with respect to the stock exchange and the related transactions and supersede all prior arrangements or understandings with respect thereto, and there are no restrictions, agreements, promises, representations, warranties, covenants or undertakings other than those expressly set forth in this Agreement.

          Section  10.05.  Modifications' Amendments and Waivers.
No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

          Section 10.06. Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts all of which shall be considered one and the same agreement and each of which shall be deemed an original. Facsimile signatures shall be deemed rebuttably valid as to the execution of this Agreement.

          Section 10.07. No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person, except the specific third party beneficiary rights and entitlements of Olympic.

          Section 10.08. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby: (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom.

          Section 10.09. Governing Law. This Agreement shall be governed by the laws of the State of Utah (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

          Section 10.10. Attorney Fees and Costs. Subject however to the indemnification provisions herein, should any action at law or equity be required to enforce any term or provision of this Agreement, the prevailing party shall be entitled to all court costs and reasonable attorney fees.

          Section  10.11.   Corporate  Authority.   Each  of  the
officers signing below represent that they represent that they have been fully and duly authorized by their respective Board of Directors to execute this Agreement for the corporation.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

Mortgage Professionals Lead Source, Inc.


By:  _____________________________
        Mr. Gregory Willits
        Its: President


NBI Bioscience


By:
     _______________________________
       Mr.  Alan G. R. Bowen
       Its: President

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